STOCK OPTION AGREEMENT

                       	  pursuant to the

                	  T. ROWE PRICE ASSOCIATES, INC.

                	  1995 DIRECTOR STOCK OPTION PLAN




	       AGREEMENT, dated as of this 6th day of April, 1995, between T. ROWE PRICE ASSOCIATES, INC. (the "Company"), and (the "Optionee").

	       WHEREAS, the Optionee is a Non-Employee Director of the Company (and
is not an employee of the Company or any of its affiliates or subsidiaries);
and

	       WHEREAS, the Company has and its stockholders have approved the
T. Rowe Price Associates, Inc. 1995 Director Stock Option Plan (the "Plan") providing for the issuance of up to 70,000 shares of the Company's Common Stock (par value $.20 per share)(the "Common Stock");

	       NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby mutually covenant and agree as follows:

	  	1.	Grant of Option.

	  	   Subject to the terms and conditions set forth herein, the Company hereby grants to the Optionee the option to purchase from the Company at a price of $38.375 per share, up to, but not exceeding in the aggregate
     4,000 shares of the Company's Common Stock.

	  	2.	Exercise of Option.

	     	(a)	The number of shares of Common Stock optioned hereby shall be exercisable in full commencing April 8, 1996.

	     	(b)	No less than 50 shares of Common Stock may be purchased upon any one exercise of the option granted hereby unless the number of shares purchased at such time is the total number of shares in respect of which the option granted hereby is then exercisable.

	     	(c)	In no event shall any option granted hereby be exercisable for a fractional share.

	     3.	Method of Exercising Option and Payment of Option Price.

	     	(a)	The option granted hereby shall be exercised by the Optionee delivering to the Secretary of the Company, from time to time, on any business day (the "Exercise Date"), written notice specifying the number of shares the Optionee then desires to purchase (the "Notice"), and either (i) cash, certified check, bank draft or postal or express money order to the order of the Company for an amount in United States dollars equal to the option price for the number of shares specified in the Notice (the "Total Option Price"), such payment to be delivered with the Notice, or (ii) shares of Common Stock of the Company with a value ((equal to or less than the Total Option Price, based on the market price of the Common Stock determined at the close of business on the Exercise Date on the Nasdaq National Market (or such other recognized securities market on which the Common Stock is traded if not then traded on the Nasdaq National Market)) plus cash, certified check, bank draft or postal or express money order to the order of the Company for an amount in United States dollars equal to the amount, if any, by which the Total Option Price exceeds the value of such shares
	     of the Company's Common Stock.  Such Company's stock and cash shall be delivered to the Secretary of the Company not later than the end of the first business day after the Exercise Date.  In the case of payment in shares, such payment shall be made by delivery of the necessary share
	     certificates, with executed stock powers attached, to the Secretary of the Company.

	     	(b)	Within five business days after the Exercise Date, the Company shall, subject to the receipt of withholding tax, if any, issue to the
      Optionee the number of shares with respect to which such option shall be so exercised, and shall deliver to the Optionee a certificate or certificates therefor.

	  	4.	Termination.

	  	The option granted hereby shall terminate and be of no force or effect upon the first occurrence of any one of the following events:

  	  		(a)	The expiration of ten years from the date of this Agreement;

	     	(b)	Five years after the date the Optionee ceases to be a director of the Company for any reason, during which period any installments which first become exercisable may thereafter be exercisable.

	  	5.	Optionee.

	  	Whenever the word "Optionee" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the estate, personal representative, or beneficiary to whom this option may be transferred by will or by the laws of descent and distribution, it shall be deemed to include such person.

	  	6.	Assignability.

	  	This option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable during the
   Optionee's lifetime only by the Optionee.  No assignment or transfer of this option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon any attempt to assign or transfer this option the same shall terminate and be of no force or effect.

	  	7.	Rights as a Stockholder.

	  	The Optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any shares as to which this option shall not have been exercised and payment and issue made as herein provided.

  	8.	The Company's Rights.

	  	The existence of this option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the
   Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

	  	9.	Recapitalization.

	  	The shares with respect to which this option is granted are shares of the
   Common Stock of the Company as constituted on the date of this Agreement, but if, and whenever, prior to the delivery by the Company of all of the shares of Common Stock with respect to which this option is granted, the
	  Company shall effect a subdivision or consolidation of shares, or other capital readjustment, or the payment of a stock dividend, or other increase or decrease in the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, then (a) in the event of any increase in the number of such shares outstanding, the number of shares of Common Stock then remaining subject to option hereunder shall be proportionately increased (except that any fraction of a share resulting from any such adjustment shall be excluded from the operation of this Agreement), and the cash consideration payable per share shall be proportionately reduced, and (b) in the event of a
	  reduction in the number of such shares outstanding, the number of shares of Common Stock then remaining subject to option hereunder shall be proportionately reduced (except that any fractional share resulting from any such adjustment shall be excluded from the operation of this
   Agreement), and the cash consideration payable per share shall be proportionately increased.

	  	10.	Merger and Consolidation.

	  	After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the
   Company shall be the surviving or resulting corporation, the Optionee shall, at no additional cost, be entitled upon any exercise of this option, to receive (subject to any required action by stockholders) in lieu of the number of shares as to which this option shall then be so exercised, the number and class of shares of stock or other securities to which the Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation, if, immediately prior to such merger or consolidation, the Optionee had been the holder of record of a
	  number of shares of Common Stock of the Company equal to the number of shares as to which such option shall be so exercised; provided, that anything herein contained to the contrary notwithstanding,
	  upon the dissolution or liquidation of the Company, or upon any merger or consolidation, in which the Company is not the surviving or resulting corporation, this option shall terminate and be of no force or
	  effect, except to the extent that such surviving or resulting corporation may issue a substituted option.

	  	11.	Preemption of Applicable Laws or Regulations.

	  	Anything in this Agreement to the contrary notwithstanding, if, at any time specified herein for the issue of shares to the Optionee, any law, regulation or requirements of any governmental authority having
	  jurisdiction in the premises shall require either the Company or the
   Optionee to take any action in connection with the shares then to be issued, the issue of such shares shall be deferred until such action
	  shall have been taken.

	  	12.	Notice.

	  	Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, addressed as follows: to the Secretary of the
   Company, or to the Company (attention of the Secretary), at 100 East Pratt
   Street, Baltimore, Maryland 21202, or at such other address as the
   Company, by notice to the Optionee, may designate in writing from time to time to the Optionee at the Optionee's address as shown on the records
	  of the Company, or at such other address as the Optionee, by notice to the
   Secretary of the Company, may designate in writing from time to time.

	  	13.	Construction.

	  	This Agreement has been entered into in accordance with the terms of the
   Plan and wherever a conflict may arise between the terms of this
   Agreement and the terms of the Plan, the terms of the Plan shall control.

	  	14.	The option created by this Agreement shall not be treated as an incentive stock option.

	  	IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Optionee has hereunto set his or her hand and seal all as of the day and year first above written.

	  				THE COMPANY:

	  				T. Rowe Price Associates, Inc.


	  				By:


	  				THE OPTIONEE:


	  				                                           (L.S.)